1London December 4, 2007 Positioned to Capitalize on Growth in 3G MarketNASDAQ 20th Investor Program

2This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.’s (“InterDigital”) current beliefs, plans and expectations as to: (i) future results, projections and trends; (ii) our strategy; (iii) our future growth potential, including the ability to grow our patent portfolio; (iv) future global mobile device sales and market opportunities; (v) growth in our 3G patent licensing program; (vi) our 2G/3G HSDPA/HSUPA modem ASIC development initiatives; (vii) the competitive advantages of our ASIC; and (viii) acquisitions and monetization of patent portfolios, and such statements are subject to the “safe harbor” created by those sections.Words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “drives,” “emerge,” “enable,” “estimate,” “exceed,” “expect,” “expose,” “goal,” “grow,” “increase,” “intend,” “leverage,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “project,” “may,” “recur,” “seek,” “shape,” “should,” “target,” “transition,” graphical timelines representing future events and variations of such words and similar expressions are intended to identify such forward-looking statements.  Actual results and events may differ materially from those described in any forward-looking statement as a result of certain risks and uncertainties, including without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies and product offerings as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies and products; (iv) our ability to leverage or enter into new customer agreements, strategic relationships or acquire complimentary patent portfolios on acceptable terms; (v) our ability to enter into additional patent license agreements; (vi) changes in expenses related to our technology offerings and operations; (vii) potential difficulties in the production of our ASIC; (viii) whether we have the appropriate financial assets and/or cash flows; (ix) unfavorable outcomes in patent disputes and the expense of defending our intellectual property rights; (x) changes in the market share and sales performance of our primary licensees, and any delay in receipt of quarterly royalty reports from our licensees; and, (xi) changes or inaccuracies in market projections, as well as other risks and uncertainties, including those detailed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update any forward looking statement contained herein. This presentation includes various "non-GAAP financial measures" as that term is defined in Regulation G, which are reconciled to GAAP financial measures at the end of this presentation.

Shaping the Future of Digital Wireless Technologies

Invent Wireless Technologies → **Contribute to Standards** → **License Patents** → **Develop Wireless Products**

35 Year Digital Cellular Technology Pioneer
Thousands of patents worldwide
Inventions used in every mobile device

Key Contributor to Standards
2G, 3G, and the future – 4G and beyond
Wireless LAN & Mobility/Convergence

Highly Successful Licensor
Patents have generated ~ $1.5 billion in cash
Licensing leading manufacturers

Provider of Complete 2G/3G Modem
High performance baseband solution moving to silicon
Synergy with patent licensing

InterDigital®
© 2007 InterDigital, Inc. All rights reserved.
3

4 The Mobile Device Market Opportunity Over 1.3 Billion Handsets Expected to Ship by 2012 70% to be 3G Sixty Percent of 3G Handsets Expected to be HSxPA by 2012Our Goal - Secure Cash Flow On Every 3G Mobile DeviceMillions of unitsSource: Strategy Analytics, July 2007

5 Title:A History of Innovation… Body:Starting in the early 1980s, developed key inventions used in 2G systems today:Fundamental system architectureRoaming and handoff techniquesDistributed base station technologiesIn the early 1990s, continued pioneering work with 3G systems and developed key inventions relating to, among other things:Power controlHandoffPilot codesMulti-channel arrangementsToday, driving technology evolution in LTE and advanced 802 technologiesOver a quarter century of advanced R&D, amassed a large patent portfolio worldwide covering 2G/3G cellular and emerging technologies3,000+ Patents Issued Worldwide and growingRanked 94 among companies worldwide with patents issued from USPTO in 2006

..Drives Solid Financial Results

- Approximately $1.5 billion in cash from patent licensing over past 7 years
- Strong results for the first nine months of 2007
  - Net income of $22 million, or $0.44 per share
  - $85 million free cash flow*
  - Expanding recurring royalties
  - New $100 million stock repurchase program
- Positioned for growth
  - Limited exposure to 2G royalty roll-off
  - Majority of revenue driven by high growth 3G market
  - New or expanded license agreements: Apple 3Q, RIM 4Q
  - Significant opportunity to increase 3G licensing share
  - High operating leverage

* InterDigital defines "free cash flow" as operating cash flow less purchases of property and equipment and investments in patents

InterDigital
© 2007 InterDigital, Inc. All rights reserved.
6

7 Leading Brands License Our 3G PatentsAll trademarks are the sole property of their respective owners.30 - 35% of WCDMA and cdma2000® mobile devices licensed

8  Solid Recurring Royalty Revenue ***  *** Excludes revenues for past sales  $ in Millions  ** Due to a transition in revenue recognition, includes only 3 quarters of per unit royalties  *Includes estimate for Q4

9 Strong Free Cash Flow* Drives Shareholder Value Solid Balance Sheet$ in Millions$ in MillionsReturning Value to Shareholders& Investing in the BusinessInterDigital defines “free cash flow” as operating cash flow less purchases of property and equipment and investments in patents

Leveraging Technology Portfolio to Build Value

Integration

Baseband Chips



2G/3G
Dual Mode
baseband with
HSDPA/HSUPA

Enabling data-centric specialty device manufacturers with high-performance baseband chips

2G/3G Modem IP



General Dynamics:
3G WCDMA modem

Enabling high-volume semiconductor suppliers with high-performance modem technology

IP Blocks



NXP *(formerly Philips):*
3G HSDPA ASIC design

Infineon:
WCDMA and HSDPA
protocol stack

2005 — 2006 — 2007 — 2008

InterDigital
© 2007 InterDigital, Inc. All rights reserved.
10

Optimized Solutions for Distinct Market Segments



Projected Annual Mobile Device Shipments (M units)
Baseband Chips
2G/3G Modem IP
IP Blocks
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Emerging data-centric segment exceed 400M units in 2012
Data-Centric Devices
Feature phones exceed 1B units and smart phones reach 250M units in 2012
Feature/Smart Phones
Basic Mobile Phones
2G
3G / Wireless Broadband



Plays to our strengths in high-performance modem technology

Source: Strategy Analytics, July 2007

InterDigital
© 2007 InterDigital, Inc. All rights reserved.
11

Key InterDigital Takeaways

- Leading Developer of Digital Wireless Technology
  - Consistent track record of successful innovation and licensing programs with top tier OEMs
  - Influential member of multiple standards bodies
  - Large, diversified and high value patent portfolio: 3,000+ patents issued and nearly 9,000 pending
  - Strong 3G patent portfolio and established licensing programs; current 3G licensee base represents 30 - 35% of the 3G market
- Multiple Opportunities to Drive Growth
  - 3G royalties under existing licenses and royalties from new licenses
  - Significant operating leverage
  - Product initiative a substantial longer-term growth opportunity
  - Selective acquisition and investment opportunities

InterDigital
© 2007 InterDigital, Inc. All rights reserved.
12

13 3G Revenue Growth Potential$950   $700  $475$240$1.00$1,425 $1,050  $700$350$1.50$1,900  $1,425  $950$475$2.00Potential Annual Revenue per 3G device in 2012($ millions) 25% 50%  75%  100%Patent position drives market penetration Product drives value per deviceToday we derive cash flow on 30 - 35% of 3G mobile devices sold

14 London  December 4, 2007 Positioned to Capitalize on Growth in 3G Market NASDAQ 20th Investor Program

15 Appendix

16 Licensees as of November 2007

17 Cash Flow Reconciliation This presentation includes free cash flow, a non-GAAP financial item.  The table above presents a reconciliation of this non-GAAP line item to net cash provided by operating activities. Management believes that investors may find this non-GAAP financial measure useful in understanding the company's operating results. This information is intended to provide more meaningful comparisons of the company's results. InterDigital, Inc. Reconciliation of Pro Forma Free Cash Flows to InterDigital (GAAP) Net Cash Provided by Operating Activities (In millions) (Unaudited)